Filed Pursuant to Rule 497

File No. 333-176316

AMERICAN REAL ESTATE INCOME FUND

(the “Fund”)

Supplement No. 2 dated November 19, 2015 to the

Fund’s Prospectus and Statement of Additional Information (“SAI”) dated August 1, 2015

This Supplement contains new and additional information beyond that contained in the Fund’s current Prospectus and SAI, as amended and further supplemented, and should be read in conjunction with the Prospectus and SAI. Terms not defined herein shall have the meanings ascribed to them in the Prospectus and the SAI.

The purpose of this Supplement No. 2 is to provide updated information on (i) transactions involving the parent companies of the Sub-Advisor and the Distributor, and (ii) the temporary suspension of certain selling agreements.

TRANSACTIONS INVOLVING THE SUB-ADVISOR AND THE DISTRIBUTOR

The following section replaces, for the Prospectus and the SAI, the section “ANTICIPATED TRANSACTIONS INVOLVING THE PARENTS OF OUR SUB-ADVISOR, DISTRIBUTOR AND TRANSFER AGENT,” which was added by a supplement dated September 10, 2015:

Potential Change in the Indirect Ownership of the Sub-Advisor and the Distributor

On November 9, 2015, ARC advised the Fund that ARC and Apollo Global Management, LLC (NYSE: APO) (together with its consolidated subsidiaries, “Apollo”) have mutually agreed to terminate an agreement, dated as of August 6, 2015, pursuant to which Apollo would have purchased a controlling interest in a newly-formed company that would have owned a majority of the ongoing asset management business of ARC, including the parent of National Fund Advisors, LLC, the Fund’s Sub-Advisor.  The termination has no effect on the management of the Fund.

Also, on November 9, 2015, RCS Capital Corporation (“RCS Capital”), one of our control persons, the parent of the Transfer Agent and an affiliate of the Fund’s Distributor, and a company under common control with ARC, and Apollo announced that they have mutually agreed to amend an agreement (the “RCS Agreement”), dated as of August 6, 2015, pursuant to which RCS Capital will sell its wholesale distribution business, including the Distributor, to an affiliate of Apollo.  This transaction is subject to customary closing conditions and regulatory approvals and is expected to close early in the first quarter of 2016. American National Stock Transfer, LLC (the Fund’s Transfer Agent) and RCS Advisory Services, LLC (the Fund’s Administrator) will remain as subsidiaries of RCS Capital.

The following section additionally replaces, for the SAI, the section “ANTICIPATED TRANSACTIONS INVOLVING THE PARENTS OF OUR SUB-ADVISOR, DISTRIBUTOR AND TRANSFER AGENT,” which was added by a supplement dated September 10, 2015:

Potential Change in the Indirect Ownership of the Transfer Agent

On November 9, 2015, RCS Capital, one of our control persons, the parent of the Transfer Agent and an affiliate of the Fund’s Distributor, and a company under common control with ARC, and Apollo announced that they have mutually agreed to amend the RCS Agreement pursuant to which RCS Capital will sell its wholesale distribution business, including the Transfer Agent and certain related entities, to an affiliate of Apollo.  This transaction is subject to customary closing conditions and regulatory approvals and is expected to close early in the first quarter of 2016. American National Stock Transfer, LLC (the Fund’s Transfer Agent) and RCS Advisory Services, LLC (the Fund’s Administrator) will remain as subsidiaries of RCS Capital.

Filed Pursuant to Rule 497

File No. 333-176316

TEMPORARY SUSPENSION OF CERTAIN SELLING AGREEMENTS

For the Prospectus, the following risk is inserted as a new risk factor (i) under the heading “Fund Structure Risk” beginning on page 8 of the Prospectus under the sub-section titled “Summary of Risk Factors,” and (ii) under the sub-section “Fund Structure Risk” beginning on page 30 of the Prospectus under the section “Risk Factors”:

Limited Ability to Raise Capital. On November 12, 2015, the Enforcement Section of the Massachusetts Securities Division filed an administrative complaint against the Distributor alleging fraudulent behavior in connection with proxy services provided by the Distributor to another program sponsored by ARC. As a result of the complaint, certain broker-dealers with which the Distributor has entered into agreements to sell the Fund’s shares have temporarily suspended their selling agreements. The suspension of these selling agreements, as well as any other consequences such as reputational harm to the Distributor or ARC resulting from the filing of the complaint, may, directly or indirectly, have a material adverse impact on the Fund’s ability to raise capital.

The following sub-section is inserted (i) for the Prospectus, after the sub-section “Purchasing Shares” beginning on page 48 of the Prospectus in the section “PLAN OF DISTRIBUTION,” and (ii) for the SAI, at the end of the sub-section “Distributor” on page 19 of the Prospectus in the section “PORTFOLIO MANAGER”:

Temporary Suspension of Selling Agreements

On November 12, 2015, the Enforcement Section of the Massachusetts Securities Division filed an administrative complaint against the Distributor alleging fraudulent behavior in connection with proxy services provided by the Distributor to another program sponsored by ARC. Neither the Fund, the Advisor nor the Sub-Advisor is a named party in the administrative complaint. The complaint seeks, in part, the revocation of the Distributor’s broker-dealer registration in Massachusetts. The Advisor has suspended the Distributor from providing such services to the Fund in the future. Further, the Distributor has advised the Fund that broker-dealer firms participating in the Fund’s public offering, which represent a portion of the broker-dealers with which the Distributor has entered into agreements to sell the Fund’s shares, including Cetera Financial Group and its affiliates, have temporarily suspended their selling agreements. The Fund cannot predict the length of time these suspensions will continue, whether additional suspensions will occur, or whether any broker-dealer firm that has suspended its selling agreement will lift the suspension. The suspension of these selling agreements, as well as any other consequences such as reputational harm to the Distributor or ARC resulting from the filing of the complaint, may, directly or indirectly, have a material adverse impact on the Fund’s ability to raise capital.

Please Retain this Supplement for Future Reference